UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 8, 2006
Zimmer Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16407	13-4151777

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
345 East Main Street
Warsaw, Indiana 46580

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (574) 267-6131
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
2006 Stock Incentive Plan, As Amended
Form of Nonqualified Stock Option Award Letter
Form of Nonqualified Stock option Award Letter
Form of Restricted Stock Award Letter
Form of Restricted Stock Unit Award Letter

ITEM 8.01 OTHER EVENTS
     On December 8, 2006, the Board of Directors of Zimmer Holdings, Inc. (the “Company”) approved an amendment to Section 12(b) of the Zimmer Holdings, Inc. 2006 Stock Incentive Plan (the “Plan”). The amendment makes mandatory an adjustment in number and kind of shares or other securities in the event of an equity restructuring consisting of a stock dividend, stock split, combination of shares, extraordinary dividend of cash and/or assets, recapitalization, reorganization, corporate separation or division (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend) or any similar event affecting the common stock or other securities of the Company.
     On December 8, 2006, the Compensation and Management Development Committee (the “Committee”) of the Board of Directors approved the form of the award letters for use under the Plan for the following types of awards: (1) nonqualified stock option awards; (2) nonqualified stock option awards for non-U.S. employees; (3) restricted stock awards and (4) restricted stock unit awards for non-U.S. employees.
     A copy of the Plan, as amended, and the forms of the award letters are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 and are incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (c) Exhibits

Exhibit No.	Description

10.1	Zimmer Holdings, Inc. 2006 Stock Incentive Plan, as amended

10.2	Form of Nonqualified Stock Option Award Letter under the Zimmer Holdings, Inc. 2006 Stock Incentive Plan

10.3	Form of Nonqualified Stock Option Award Letter for Non-U.S. Employees under the Zimmer Holdings, Inc. 2006 Stock Incentive Plan

10.4	Form of Restricted Stock Award Letter under the Zimmer Holdings, Inc. 2006 Stock Incentive Plan

10.5	Form of Restricted Stock Unit Award Letter for Non-U.S. Employees under the Zimmer Holdings, Inc. 2006 Stock Incentive Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIMMER HOLDINGS, INC.
By:	/s/ Chad F. Phipps
Chad F. Phipps, Associate General Counsel
and Secretary

Dated: December 13, 2006

EXHIBIT INDEX

Exhibit No.	Description

10.1	Zimmer Holdings, Inc. 2006 Stock Incentive Plan, as amended

10.2	Form of Nonqualified Stock Option Award Letter under the Zimmer Holdings, Inc. 2006 Stock Incentive Plan

10.3	Form of Nonqualified Stock Option Award Letter for Non-U.S. Employees under the Zimmer Holdings, Inc. 2006 Stock Incentive Plan

10.4	Form of Restricted Stock Award Letter under the Zimmer Holdings, Inc. 2006 Stock Incentive Plan

10.5	Form of Restricted Stock Unit Award Letter for Non-U.S. Employees under the Zimmer Holdings, Inc. 2006 Stock Incentive Plan